UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, no par value	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Steel Partners Holdings L.P., a Delaware limited partnership (the “Company”), held its Annual Meeting of Limited Partners (the “Annual Meeting”). At the Annual Meeting, unitholders were asked to vote on three proposals; set forth below are the matters acted upon by the unitholders at the Annual Meeting and the final voting results of each such proposal.

A total of 20,392,204 common limited partnership units of the Company (the “LP Units”) were entitled to vote as of March 28, 2024, the record date for the Annual Meeting. There were 17,668,059 LP Units present in person or by proxy at the Annual Meeting, representing approximately 87% of the LP Units entitled to vote.

Proposal 1

The unitholders elected each of the five independent directors to serve on the Board of Directors of Steel Partners Holdings GP Inc., the Company’s general partner.

Nominee	For	Withheld	Broker Non-Votes
John P. McNiff	14,521,374	956,608	2,190,077
Lon Rosen	14,558,073	919,909	2,190,077
Eric P. Karros	14,521,374	956,608	2,190,077
James Benenson III	14,558,073	919,909	2,190,077
Rory H. Tahari	14,521,374	956,608	2,190,077

Proposal 2

The unitholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	14,242,502
Against	1,235,343
Abstain	137
Broker Non-Votes	2,190,077

Proposal 3

The unitholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	17,595,820
Against	1,884
Abstain	70,355

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 23, 2024	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Ryan O’Herrin
Ryan O’Herrin
Chief Financial Officer

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